                                                                     Exhibit 4.2


Certificate                                                               Shares
Number                    SEE REVERSE FOR CERTAIN RESTRICTIONS


                          HOUSTON AMERICAN ENERGY CORP.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                PREFERRED STOCK

         The Corporation is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value per share and 10,000,000 shares of Preferred Stock, $0.001 par value per share.

         This Certifies that ____________________________S P E C I M E N
________________ is the owner of _______ fully paid and non-assessable shares of Preferred Stock, par value $0.001 per share, of Houston American Energy Corp. (the "Corporation").

         This Certificate is transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this _____day of_____ , 20___.


         _______________________                        ________________________
                PRESIDENT                                              SECRETARY
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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE "RESTRICTED SECURITIES" AND
HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH SALE, PLEDGE, OR TRANSFER WOULD BE IN VIOLATION OF THE SECURITIES ACT OR
THE SECURITIES LAWS OF ANY STATE.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                                             UNIF GIFT MIN ACT - ____ Custodian ______
TEN ENT - as tenants by the entireties                                                                             (Cust)   (Minor)
JT TEN  - as joint tenants with right of                                                              under Uniform Gifts to Minors
         survivorship and not as tenants                                                                                 Act ______
         in common                                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.


         For Value Received, __________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________
_________________________________________shares of Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________

                                                     ___________________________

   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
      WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ENLARGEMENT OR ANY CHANGE WHATEVER.